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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                  Date of Earliest Event Reported: July 7, 1999


                         ENVIRONMENTAL SAFEGUARDS, INC.
             (Exact name of registrant as specified in its charter)


             Nevada                      000-21953               87-0429198
  (State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation or organization)                            Identification No.)

                         2600 South Loop West, Suite 645
                              Houston, Texas 77054
          (Address of principal executive offices, including zip code)

                                 (713) 641-3838
              (Registrant's telephone number, including area code)


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Item 4.  Changes in Registrant's Certifying Accountant

         Ernst & Young LLP ("Ernst & Young") audited the financial statements of the Company for the years ended December 31, 1998 and 1997, and were dismissed on July 7, 1999. The Company engaged PricewaterhouseCoopers LLP
("Pricewaterhouse") as its new independent auditor on July 13, 1999.

         There were no disagreements between the Company and Ernst & Young whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their report. Since January 1, 1997, and through the present, there were no reportable events requiring disclosure. The Company has authorized Ernst & Young to respond fully to inquiries from Pricewaterhouse regarding the disclosure in this Form 8-K.

         The report of Ernst & Young for the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         The decision to change principal accountants was recommended and approved by the Company's Audit Committee and Board of Directors and made at their request.

         During the Company's two most recent fiscal years, and since then, Ernst & Young has not advised the Company that any of the following exist or are applicable:

                  (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist, that information has come to their attention that has lead them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

                  (2) That the Company needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Company's financial statements for the foregoing reasons or any other reason; or

                  (3) That they have advised the Company that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

         Prior to the engagement of Pricewaterhouse as independent auditors, the Company had not consulted Pricewaterhouse regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements or any other financial presentation whatsoever.



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         Ernst & Young has provided a letter addressed to the Securities and
Exchange Commission pursuant to Regulation S-K Item 304 as to whether Ernst & Young agrees with the disclosure in this Form 8-K. This letter is attached hereto as Exhibit "A".

         The Company has provided the disclosure in this Form 8-K to Pricewaterhouse and has given Pricewaterhouse an opportunity to provide a letter addressed to the Securities and Exchange Commission.


                                    EXHIBITS

        16.1     *        Letter on change in certifying accountant

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         *        Included herein.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         ENVIRONMENTAL SAFEGUARDS, INC.

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Date: July 13, 1999                      By: /s/ James S. Percell
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                                            James S. Percell, President



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                                       INDEX TO EXHIBITS

Exhibit No.            Description
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   16.1                Letter on Change in Certifying Accountant